UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 31, 2017

E. I. du Pont de Nemours and Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

974 Centre Road

Wilmington, Delaware 19805

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2017, pursuant to commitments given to the European Commission in connection with its conditional approval of the merger of equals transaction of E. I. du Pont de Nemours and Company (“DuPont”) and The Dow Chemical Company (“Dow”), DuPont and FMC Corporation (“FMC”) entered into a definitive Transaction Agreement (the “Transaction Agreement”). On the terms and subject to the conditions set forth in the Transaction Agreement, (i) FMC has agreed to purchase certain assets relating to DuPont’s Crop Protection business and research and development organization (collectively, the “Divested Ag Business”) and (ii) DuPont has agreed to purchase certain assets relating to FMC’s Health and Nutrition business segment, excluding its Omega-3 products (the “Acquired H&N Business”) (collectively, the “Transactions”). Additionally, FMC will pay DuPont $1.2 billion in cash (subject to certain adjustments set forth in the Transaction Agreement), which reflects the difference in value between the divested businesses. DuPont will retain accounts receivable and accounts payable associated with the Divested Ag Business, with an expected net value of $425 million.

Specifically, DuPont will divest its Cereal Broadleaf Herbicides and Chewing Insecticides portfolios. DuPont will also divest its Crop Protection research and development pipeline and organization, excluding seed treatment, nematicides, and late-stage R&D programs, which DuPont will continue to develop and bring to market, and excluding personnel needed to support marketed products and R&D programs that will remain with DuPont.

The completion of the Transactions is subject to the satisfaction or waiver of certain conditions, including (i) the closing of the merger with Dow prior to or substantially concurrently with the closing of the Transactions, (ii) approval of FMC as the buyer of the Divested Ag Business by certain governmental entities, including the European Commission and the U.S. Department of Justice, (iii) receipt of certain domestic and foreign approvals under competition laws, (iv) the absence of governmental restraints or prohibitions preventing the consummation of either of the Transactions or that, together with the Divestiture Actions (as defined below) undertaken would reasonably be expected to have a Substantial Detriment (as defined below) and (v) certain other customary closing conditions.

The Transaction Agreement contains mutual customary representations and warranties made by each of DuPont and FMC, and also contains mutual customary pre-closing covenants. The Transaction Agreement contains certain termination rights for each of DuPont and FMC, including in the event that the Transactions are not consummated on or before the date that is nine months from the date hereof, subject to each party having the right to unilaterally extend the termination date of the Transaction Agreement until the date that is twelve months from the date hereof in the event that the regulatory closing conditions have not been satisfied.

The Transaction Agreement provides that each of DuPont and FMC is required, and shall cause its subsidiaries, to take all actions necessary to obtain governmental, regulatory and third party approvals, related to the Transactions subject to limited exceptions, including that DuPont is not required to take certain specified actions to obtain regulatory approval with respect to the acquisition of the Acquired H&N Business (“Divestiture Actions”) that would reasonably be likely to result in the one-year loss of revenues to DuPont, Dow, DowDuPont Inc., their subsidiaries or the Acquired H&N Business in excess of $350 million in the aggregate (based on fiscal year 2016 annual revenues) (a “Substantial Detriment”).

DuPont expects to close the Transactions in the fourth quarter of 2017.

On March 31, 2017, DuPont entered into an amendment (“Amendment No. 1”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 11, 2015, with Dow.

Amendment No. 1 extends the Outside Date (as defined in the Merger Agreement) from June 15, 2017 to August 31, 2017 and amends the Merger Agreement to provide that DuPont shall not agree to any Divestiture Action relating to the Acquired H&N Business that would constitute a Substantial Detriment.

DuPont and Dow expect to close the merger in August 2017, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by DuPont on December 11, 2015, remains in full force and effect as originally executed on December 11, 2015. The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On March 31, 2017, DuPont issued a press release in connection with the Transactions (a copy of which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein) and issued a joint press release with Dow in connection with Amendment No. 1 (a copy of which is furnished herewith as Exhibit 99.2 and is incorporated by reference herein). Also furnished herewith as Exhibit 99.3 is a presentation to be used in whole or in part during interactions with investors. The presentation will be available on the investor center at www.dupont.com.

The information contained in Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and it will not be incorporated by reference into any registration statement or other document filed by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

2.1	Amendment No. 1, dated March 31, 2017, to the Agreement and Plan of Merger, dated as of December 11, 2015 by and among E. I. du Pont de Nemours and Company, The Dow Chemical Company, Diamond Merger Sub, Inc., Orion Merger Sub, Inc. and Diamond-Orion HoldCo, Inc. (n/k/a DowDuPont Inc.)

99.1	Press Release, March 31, 2017, issued by E. I. du Pont de Nemours and Company.

99.2	Joint Press Release, March 31, 2017, issued by E. I. du Pont de Nemours and Company and The Dow Chemical Company.

99.3	Summary of Transactions with FMC: Divestiture of Certain Crop Protection Assets and Acquisition of FMC’s Health & Nutrition Business

Cautionary Notes on Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger of equals transaction with The Dow Chemical Company (the “DowDuPont Merger”) and the proposed transaction with FMC and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the DowDuPont Merger or the proposed transaction or to make or take any filing or other action required to consummate such transactions in a timely manner or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the DowDuPont Merger and the proposed transaction on anticipated terms and timing, including obtaining regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s or the Acquired H&N Business’s operations and other conditions to the completion of the DowDuPont Merger and the proposed transaction, (ii) the possibility that the DowDuPont Merger and the proposed transaction may not close, including because the various approvals, authorizations and declarations of non-objections from certain regulatory and governmental authorities with respect to either the DowDuPont Merger or the proposed transaction may not be obtained, on a timely basis or otherwise, including that these regulatory or governmental authorities may not approve of FMC as an acceptable purchaser of the Divested Ag Business in connection with the proposed transaction or may impose conditions on the granting of the various approvals, authorizations and declarations of non-objections, including requiring the respective Dow, DuPont and FMC businesses, including the Acquired H&N Business (in the case of DuPont) and the Divested Ag Business (in the case of FMC), to divest certain assets if necessary to obtain certain regulatory approvals or otherwise limiting the ability of the combined company to integrate parts of the Dow and DuPont businesses and/or the DuPont and Health and Nutrition businesses, (iii) the ability of DuPont to integrate the Acquired H&N Business successfully and to achieve anticipated synergies, (iv) potential litigation or regulatory actions relating to the DowDuPont Merger or the proposed transaction that could be instituted against DuPont or its directors, (v) the risk that disruptions from the DowDuPont Merger or the proposed transaction will harm DuPont’s business, including current plans and operations, (vi) the ability of DuPont to retain and hire key personnel, (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the DowDuPont Merger or the proposed transaction, (viii) uncertainty as to the long-term value of DowDuPont common stock, (ix) continued availability of capital and financing and rating agency actions, (x) legislative, regulatory and economic developments, (xi) potential business uncertainty, including changes to existing business relationships, during the pendency of the DowDuPont Merger or the proposed transaction that could affect DuPont’s financial performance, (xii) certain restrictions during the pendency of the DowDuPont Merger or the proposed transaction that may impact DuPont’s ability to pursue certain business opportunities or strategic transactions and (xiii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the DowDuPont Merger or the proposed transaction, are or will be more fully discussed in (1) DuPont’s most recently filed Form 10-K, 10-Q and 8-K reports, (2) DuPont’s subsequently filed Form 10-K and 10-Q reports and (3) the joint proxy statement/prospectus included in the Registration Statement filed with the SEC in connection with the DowDuPont Merger. While the list of factors presented here is, and the list of factors presented in the relevant Form 10-K, 10-Q and 8-K reports and the Registration Statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. DuPont assumes no obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Jeanmarie F. Desmond
Jeanmarie F. Desmond
Vice President and Controller

March 31, 2017

E. I. DU PONT DE NEMOURS AND COMPANY

Exhibit Index

Exhibit Number	Description of Exhibit

2.1	Amendment No. 1, dated March 31, 2017, to the Agreement and Plan of Merger, dated as of December 11, 2015 by and among E. I. du Pont de Nemours and Company, The Dow Chemical Company, Diamond Merger Sub, Inc., Orion Merger Sub, Inc. and Diamond-Orion HoldCo, Inc. (n/k/a DowDuPont Inc.)

99.1	Press Release, March 31, 2017, issued by E. I. du Pont de Nemours and Company.

99.2	Joint Press Release, March 31, 2017, issued by E. I. du Pont de Nemours and Company and The Dow Chemical Company.

99.3	Summary of Transactions with FMC: Divestiture of Certain Crop Protection Assets and Acquisition of FMC’s Health & Nutrition Business